DEBT	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
DEBT	DEBT
2020 Loan Agreement
In July 2020, the Company entered into a loan and security agreement, or the 2020 Loan Agreement, with Oxford Finance LLC and other lenders, or collectively, Oxford. Under the original 2020 Loan Agreement and subsequent amendments between November 2020 and October 2022, or collectively, the Amended 2020 Loan Agreement, the Company received an aggregate principal amount of $200.0 million over seven tranches, or Terms A-G.
Prior to the Separation, the outstanding term loans were to mature on January 1, 2027, or the Amended Maturity Date. Under the Amended 2020 Loan Agreement, and through the Separation, the repayment schedule provided for interest-only payments through February 1, 2025, followed by 23 months of principal and interest payments. Upon the Amended Maturity Date, a final payment of 9.0% of the original principal amount would be due to Oxford. This final payment of $18.0 million was being accreted over the life of the Amended 2020 Loan Agreement using the effective interest method. The Company had the option to prepay the outstanding balance of the term loans in full prior to the Amended Maturity Date, subject to a prepayment fee ranging from 1.0% to 3.0%, depending upon the timing of the prepayment.
In connection with the Separation, the Company’s outstanding debt was assumed by the Acquirer. Prior to the close of the Merger, the Company had $200.0 million in gross principal outstanding in term loans under the Amended 2020 Loan Agreement. The Acquirer assumed the outstanding debt balance in full, consisting of the $200.0 million in gross principal, the $18.0 million final payment fee, and accrued interest of $2.3 million, net of debt discounts of $9.0 million.
The Company determined the Acquirer’s assumption and subsequent repayment of the outstanding debt constitutes an extinguishment of the debt as the Company has been legally released from being the primary obligor under the liability. The Company did not make any payment upon the extinguishment of the debt and did not incur any prepayment penalties. Upon the Acquirer’s assumption of the outstanding debt, the Company recorded a gain of $211.3 million, the net carrying amount of the Amended 2020 Loans upon extinguishment, within the gain related to transaction with Acquirer in its consolidated statements of operations.
Interest Expense
Prior to the Separation, interest expense was calculated using the effective interest method and was inclusive of non-cash amortization of the debt discount and accretion of the final payment. During the year ended December 31, 2024, interest expense was $13.5 million, $2.1 million of which related to non-cash amortization of the debt discount and accretion of the final payment. During the year ended December 31, 2023, interest expense was $31.8 million, $4.9 million of which related to non-cash amortization of the debt discount and accretion of the final payment.